UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23318

Ecofin Tax-Advantaged Social Impact Fund, Inc.
(Exact name of registrant as specified in charter)

6363 College Boulevard, Suite 100A, Overland Park, KS 66211
(Address of principal executive offices) (Zip code)

P. Bradley Adams

6363 College Boulevard, Suite 100A, Overland Park, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2022

Item 1. Report to Stockholders.

(a) The Report to Shareholders is attached herewith.

2022 Semi-Annual Report
March 31, 2022

Ecofin

Tax-Advantaged Social Impact Fund, Inc.

Institutional Class Shares —TSIFX

www.ecofininvest.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.tortoiseecofin.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-TCA-FUND (855-822-3863) or by sending an e-mail request to info@tortoiseecofin.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-855-822-3863 or send an email request to info@tortoiseecofin.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Ecofin Tax-Advantaged Social Impact Fund, Inc.
2022 Semi-Annual Report

Table of Contents

Letter to Investors	3

Expense Example	7

Financial Statements	8

Notes to Financial Statements	16

Additional Information	21

Investments by asset type as of 3/31/2022		Sector allocation as of 3/31/2022
	Percentage		Percentage
◼ Healthcare	34%	◼ Long-Term Municipal Bonds	69%
◼ Education	32%	◼ Mortgage Backed Securities	23%
◼ Other	15%	◼ Short-Term Municipal Bonds	5%
◼ Housing	9%	◼ Corporate Bonds	3%
◼ Waste Transition	6%
◼ Cash	4%

(unaudited)

2	Ecofin

2022 Semi-Annual Report | March 31, 2022

Dear investor,

Thank you for your investment in the Ecofin Tax-Advantaged Social Impact Fund. We are excited to share how the investments are making an impact in communities across the country along with an update on the fund and our outlook for the underlying sectors.

Fund Update

The fund returned 2.14% for the period from September 30, 2021 through March 31, 2022. Income remains the core component of return generation, with the income stream producing a return of 2.03% over the period. NAV appreciation offered a very slight positive addition of 0.11% over the same period, to produce the total returns mentioned above. We believe that the fund’s focus on essential assets will continue to provide a source of downside hedge while generating an income stream above that of traditional bond market sectors.

For the 12 months ended March 31, 2022, TSIFX was the top performing fund in the Morningstar high yield muni category, up 5.53%. In comparison to the Morningstar category of 81 high yield municipal funds, which returned -3.36% for the same period, TSIFX has beaten the comparative average by 898 basis points. For the 12 months and 3 year periods ended March 31, 2022, TSIFX had a percentile rank of 1% and 28% out of 79 and 73 municipal funds in the high yield municipal fund category, based on total return.

We believe shareholders have benefited from:
●	Generally tax exempt, directly originated credits that are essential to our economic system
●	Short duration loans with premium calls embedded. As the loans become seasoned, the borrowers typically refinance creating premium income to the fund
●	Sectors of the economy that provide a social impact — charter schools, senior living facilities, and waste transition

Market Update

Volatility returned with a vengeance in the first quarter of 2022. Inflation continued to soar to new 40-year highs with the most recent 7.9% print in February. The Federal Reserve (Fed) clearly messaged that it was going to raise rates faster than previously thought, and Russia shocked the world when it invaded Ukraine, marking the first major military conflict Europe has seen in decades. These factors pushed stocks and bonds lower during the first quarter. U.S. equities had their first quarterly loss in two years, and bonds had their worst quarter in over 40 years.

With global economies still adjusting to COVID’s impact on supply chains and the shift in consumer spending, Russia’s invasion of Ukraine at the end of February was the equivalent of adding fuel to an already raging inflation fire. Commodity prices and rates accelerated higher from existing uptrends as the West imposed strict sanctions on Russia’s economy and central bank. Simultaneously, the prospect of sooner-than-expected interest rate hikes weighed on the sectors with the highest valuations, specifically growth-oriented technology stocks and long duration bonds. Though - on March 16th, the Fed’s 25 basis point (bp) raise was no worse than markets feared, the accompanying statement and Chair Powell’s press conference were more hawkish than anticipated. At the start of Q1, markets were pricing in three 25bps rate hikes for 2022 and now are expecting between eight and nine 25bps rate hikes.

Turning now to fixed income performance, the first quarter of 2022 was the worst quarter for fixed income in over 40 years as investors fled in the face of high inflation and rapidly rising rates. The Bloomberg Barclays US Corporate Bond, High Yield, Municipal, and US Aggregate Indices returned -7.69%, -4.84%, -6.23%, and -5.93% respectively. Furthermore, according to the Bloomberg US Treasury Total Return Index, U.S. government bonds’ -5.60% return during the quarter was the worst performance since record-keeping began in 1973.

In March, the 2-yr Treasury yield gained as much as 102bps before ending the month +90bps, its highest gain since May 1984. In the final week of March, both the 2-yr/10-yr and 5-yr/30-yr spreads inverted. Since inversion is often associated with a recession, many pundits have been citing the 3m/10-yr spread as a potential saving grace, which typically trends in the same direction as the 2-yr/10-yr, and currently sits near three-year wides of 233bps. However, this could simply be a reflection of how far the Fed is behind the curve on raising rates. Regardless, inversion it is not a good timing signal as there is often a lag between 12 and 24 months before the market tops, and we see the onset of a recession, according to JPM research.

The first quarter of 2022 was the most volatile quarter for markets since the depths of the pandemic in 2020. Until there is a definitive peak in inflation, the Fed is likely to continue to aggressively raise interest rates, and over time, higher rates will become a drag on economic growth. Also, as the war in Ukraine continues to drag on, there is a greater chance for a global economic slowdown. Thus, the markets should expect continued volatility across asset classes as the headwinds of inflation, geopolitical unrest, and rising interest rates persist.

On a positive note, while the underperformance in investment grade debt reflected the impact of rising Treasury yields, the relative outperformance of high-yield corporate bonds serve as a reminder of the still-positive outlook for the U.S. economy and corporate America. The U.S. unemployment rate dropped from 3.8% in February to 3.6% in March, and though still not matching headline inflation, wages continue to rise. Interest rates are rising but still remain below levels where most economists forecast that they will begin to slow the economy, and consumer and corporate balance sheets remain healthy. Also, there was some positive news in late March as peace talks developed after Ukraine stalled the Russian advance and fears of the conflict extending to other countries beyond Ukraine faded.

(unaudited)

Ecofin	3

Ecofin Tax-Advantaged Social Impact Fund, Inc.

Regardless, municipals investors must be wary of future interest rate increases which will hurt longer duration strategies. We hope the positive performance across our social impact strategies over the last year highlights the defensive characteristics of shorter call structures along with shorter duration profiles and also demonstrates how our strategies are better insulated from interest rate risk and should continue to provide a total return advantage over longer duration bonds.

Market Outlook

Education

The public bond market for new issuance of K-12 charter school and private school revenue bonds in Q1 2022 was $532,995,000, a 6.1% decrease from the same period in 2021.1 One of the primary factors driving the 28.4% market growth for K-12 charter school and private school bonds in 2021 were more than $60 billion in municipal bond fund inflows, the most ever in a single year. Robust new issuance in Q1 2022, despite municipal bond fund outflows exceeding $30 billion and an increase of 96 bps in the 30-yr Municipal Market Data tax-exempt bond benchmark, is a clear indicator that schools’ demand for reliable facility finance remains high, even in the face of significant market headwinds.2

Q1 2022 provided students, parents and schools with a degree of stability and normalcy not seen since widespread lockdowns were put into place in March 2020. Fears the COVID-19 Omicron variant would surge, overwhelm schools and then force a return to remote learning proved to unfounded. In January, more than 60% of the nation’s K-12 school districts mandated the use of masks for all students & teachers. By the end of March, that number had fallen to less than 5%. Schools not offering in-person instruction peaked at 7,463 on January 10th, falling to 345 by March 28, 2022.3

Not all of the news from the K-12 sector was as positive. The Brookings Institution reported in March that “schools have faced severe staff shortages, high rates of absenteeism and quarantines, and rolling school closures. Furthermore, students and educators continue to struggle with mental health challenges, higher rates of violence and misbehavior, and concerns about lost instructional time.”4 A recent working paper published by the Annenberg Institute stated drops in academic achievement “are significantly larger than estimated impacts from other large-school disruptions, such as after Hurricane Katrina.” It also noted, “income-based (academic achievement) gaps have indeed expanded substantively during the COVID-19 pandemic.”5

While achieving the unprecedented highs of 2021 seems unlikely, Ecofin believes the market for K-12 charter school and private school revenue bonds will remain strong. Rising interest rates and the likelihood of resulting municipal bond fund outflows should increase the number and quality of school facility funding opportunities available to investors highly focused on this segment of the market.

Senior Living

In the first quarter of 2022, the senior living industry continued its occupancy rebound after having established a “bottom” in occupancy deterioration about a year ago. Statistically, nationwide occupancy for independent living and assisted living is 83.1% and 77.9%, respectively. Occupancy has increased 1.4% for independent and 3.7% for assisted living from pandemic lows.6 Moreover, absorption has been robust after Q3 2021 set the highest level ever recorded at more than 4 times the pace of absorption pre-pandemic. While there’s clearly ground to cover, it’s revitalizing to see the industry making strides to get back to pre-pandemic levels of 89.7% and 84.6% for independent and assisted living, respectively.

According to a recent NIC Lending Trends Report, construction lending dramatically increased in the third quarter of 2021, up 45% quarter over quarter on a same store basis. After over a year of slowing construction starts, this shows a significant reversal and renewed developer optimism especially in the face of rising construction costs and material shortages. That said, the pandemic related slowdown in new construction should help existing communities regain occupancy with the lowest inventory growth recorded since 2013.

From now until 2030, an average of 10,000 baby boomers will turn 65 every day.7 With the combination of occupancy on the rise, we remain confident in the senior living industry’s ability to rebound and prepare for the upcoming “Silver Tsunami” as the population continues to age.

Waste Transition

While the number of new projects under development in the waste transition sector continues to grow, bringing these projects to a financial closing remained challenging during the first quarter of 2022, largely due to continuing inflationary pressures and supply chain constraints. The result is an unusually large number of projects being delayed as developers re-evaluate elevated project construction budgets and their impact on pro-forma operating profitability.

The inflationary and supply chain impacts are three-fold. First, an increase in raw material prices for items such as steel has ballooned cost estimates for these capital-intensive projects. Second, the availability of critical equipment and systems components has been limited by supply-chain constraints, which has caused both price increases and delivery-time delays. Third, contractors that guarantee on-time and on-budget construction are demanding higher premiums to offset against the potential for further price inflation and delivery-time delays. The combination of these issues — inflation, scarcity, and uncertainty — are leading to project cost increases of 25% or more in many cases.

(unaudited)

4	Ecofin

2022 Semi-Annual Report | March 31, 2022

In addition, development of renewable fuels projects during the first quarter of 2022 was also adversely impacted by declining fuel credit prices, which generate a substantial portion of the pro-forma revenues for renewable fuels projects. In particular, projects being developed to produce renewable natural gas, renewable diesel, and sustainable aviation fuel saw significant declines in Federal Renewable Identification Number (or RIN) pricing and California Low Carbon Fuel Standard (or LCFS) pricing.

Regarding RIN pricing, D3 RINs, which support projects that convert cellulosic waste into renewable fuels, declined from $3.72 at the end of the fourth quarter 2021 to $3.30 at the end of the first quarter 2022, a decline of more than 11%. During the same period, LCFS credits declined from $150 to $121, a decline of more than 19%. Fuel credit prices are expected to stabilize as the U.S. economy continues to recover toward full capacity, which would include higher demand for transportation fuels, and therefore higher demand for offset credits.

Finally, a milestone achievement in terms of recycling efforts occurred in early March 2022, when 175 member-states of the United Nations Environment Assembly signed a resolution to establish a legally-binding treaty on the design, production, and disposal of petroleum-based plastics by the end of 2024. The so-called Global Plastics Treaty is intended to dramatically reduce the amount of plastics waste for a more circular economy, and is being hailed as the most significant multilateral agreement since the Paris Agreement on Climate Change in 2015. Absent any coordinated effort, the production of plastics is expected to double by 2040, after already doubling since 2000.

Despite the challenging environment in terms of rising construction costs and lower fuel credit prices, the number of new projects planned or under development in the waste transition sector continues to grow and is at all-time high levels in many sub-sectors, as the demand for renewable or recycled content remains strong.

Conclusion

Our opportunities for investing are expanding for many reasons, primarily as our sectors have continued to see robust growth and competing financing providers are forced to scale back allocations. Not only has the fund continued to invest in solid projects, but the fund has delivered returns to investors that have been outpacing competing strategies.

We hope that you are encouraged by our relative outperformance and continue to place your faith in the fund.

Sincerely,

The Ecofin Social Impact Team

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Performance data shown is net of fees and reflects waivers in effect. In the absence of such waivers, total return would be reduced.

1	EMMA & MuniOS
2	Bloomberg
3	https://about.burbio.com/school-mask-policies-by-state/
4	https://www.brookings.edu/blog/brown-center-chalkboard/2022/03/03/the-pandemic-has-had-devastating-impacts-on-learning-what-will-it-taketo-help-students-catch-up/
5	https://edworkingpapers.com/sites/default/files/ai22-521.pdf
6	NIC
7	census.gov

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates and is expressed as a number of years. Basis point is a unit equal to 1/100th of 1% and used to denote the change in a financial instrument.

The Bloomberg Barclays US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers. Bloomberg Barclays High Yield Municipal Index covers the universe of fixed rate, non-investment grade debt.

Bloomberg Barclays US Aggregate Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-through securities), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

Morningstar Rankings represent a fund’s total-return percentile rank relative to other funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. Past performance is not a guarantee of future results.

Ecofin	5

Investing involves risks. Principal loss is possible. The fund is suitable only for investors who can bear the risks associated with the limited liquidity of the fund and should be viewed as a long-term investment. The fund will ordinarily accrue and pay distributions from its net investment income, if any, once a quarter; however, the amount of distributions that the fund may pay, if any, is uncertain. There currently is no secondary market for the fund’s shares and the advisor does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the fund’s quarterly Repurchase Offers for no less than 5% of the fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The fund invests in municipal-related securities. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Changes related to taxation, legislation or the rights of municipal security holders can significantly affect municipal bonds. Because the fund concentrates its investments in municipal-related securities the fund may be subject to increased volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. The fund may utilize leverage, which is a speculative technique that may adversely affect common shareholders if the return on investments acquired with borrowed fund or other leverage proceeds do not exceed the cost of the leverage, causing the fund to lose money.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedule of Investments for a complete list of the Fund holdings.

Nothing contained on this communication constitutes tax, legal or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

(unaudited)

6	Ecofin

2022 Semi-Annual Report | March 31, 2022

Ecofin Tax-Advantaged Social Impact Fund, Inc.

Expense Example

As a shareholder of the Ecofin Tax-Advantaged Social Impact Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees on marketplace loans and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2021 – March 31, 2022).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

			Expenses Paid
			During Period (1)
	Beginning	Ending	October 1, 2021
	Account Value	Account Value	to March 31,
	October 1, 2021	March 31, 2022	2022
Actual(2)	$1,000.00	$1,021.40	$8.01
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.00

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.59% multiplied by the average account value over the period, multiplied 182/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six month period ended March 31, 2022 of 2.14%.

(unaudited)

Ecofin	7

Schedule of Investments (unaudited)
March 31, 2022

	Principal	Fair
	Amount	Value
Corporate Notes — 3.1%(1)
MBS SPV I LLC
6.000%, 03/01/2026(2)	$4,000,000	$3,902,995
CHAMP. DAVIE H.S.
0.000%, 08/01/2022(4)(6)(7)	500,000	500,000
Regional Housing & Community Note
7.500%, 05/14/2022	585,000	585,000
Vonore Fiber Products LLC
16.000%, 07/10/2022	1,126,157	1,126,157
Total Corporate Notes
(Cost $6,211,157)		6,114,152

Mortgage Backed Securities — 23.3%(1)
Arbor Rlty Com NT 2021-FL1
1.897% (1 Month LIBOR USD +
1.500%), 12/17/2035(2)	2,000,000	1,979,667
Arbor Rlty Com NT 2021-FL3
1.997% (1 Month LIBOR USD +
1.600%), 08/15/2034(2)	2,000,000	1,986,296
BABS 2021-RM1 A
1.400%, 10/25/2063(2)	1,693,931	1,540,798
BDS 2021-FL7, Ltd.
1.538% (1 Month LIBOR USD +
1.070%), 06/18/2036(2)	2,000,000	1,980,144
BPCRE 2021-FL1 AS
1.591% (1 Month LIBOR USD +
1.150%), 02/15/2037(2)	2,250,000	2,251,637
BX Commercial Mortgage Trust 2020-FOX
1.747% (1 Month LIBOR USD +
1.350%), 11/15/2032(2)	829,177	822,312
FREMF 2017-KF29 Mortgage Trust
3.791% (1 Month LIBOR USD +
3.550%), 02/25/2024(2)	1,462,775	1,465,518
FREMF 2017-KF31 Mortgage Trust
3.141% (1 Month LIBOR USD +
2.900%), 04/25/2024(2)	1,679,833	1,674,886
FREMF 2020-KI05 Mortgage Trust
2.541% (1 Month LIBOR USD +
2.300%), 07/25/2024(2)	473,187	471,751
GPMT LTD 2021-FL3
2.418% (1 Month LIBOR USD +
1.950%), 07/16/2035(2)	1,000,000	1,000,259
1.718% (1 Month LIBOR USD +
1.250%), 07/18/2035(2)	2,820,750	2,822,861
HGI CRE CLO LTD 2021-FL1
2.031% (1 Month LIBOR USD +
1.600%), 06/19/2036(2)	1,000,000	993,879
JP Morgan Chase Commercial Mortgage Trust 2021-1440 A
1.697% (1 Month LIBOR USD +
1.300%), 03/17/2036(2)	2,500,000	2,459,550
JP Morgan Chase Commercial Mortgage Trust 2021-MHC B
1.447% (1 Month LIBOR USD +
1.050%), 04/15/2038(2)	1,000,000	982,685
JP Morgan Wealth Management 2020-ATR1 A-4
3.000%, 02/25/2050(2)	146,562	146,732
LoanCore 2021-CRE4 Issuer Ltd.
1.414% (1 Month LIBOR USD +
1.364%), 07/15/2035(2)	2,000,000	1,986,351
MF1 2021-FL5 B
1.893% (1 Month LIBOR USD +
1.564%), 07/15/2036(2)	2,000,000	1,980,063
Oceanview Mortgage Loan Trust 2020-SBC1 A1-B
2.500%, 09/28/2055(2)	992,265	948,116
PFP 2019-5, Ltd.
1.851% (1 Month LIBOR USD +
1.420%), 04/16/2036(2)	246,334	244,025
PFP 2021-8, Ltd.
1.431% (1 Month LIBOR USD +
1.000%), 08/16/2037(2)	2,000,000	1,976,290
1.931% (1 Month LIBOR USD +
1.500%), 08/16/2037(2)	1,000,000	983,192
Ready Capital Mortgage Financing 2021-FL7
1.957% (1 Month LIBOR USD +
1.500%), 11/25/2036(2)	1,200,000	1,184,358
STWD 2021-FL2, Ltd.
2.268% (1 Month LIBOR USD +
1.800%), 04/16/2038(2)	1,000,000	993,425
TTAN 2021-MHC
1.497% (1 Month LIBOR USD +
1.100%), 03/15/2038(2)	2,396,443	2,353,424
Velocity Commercial Capital Trust 2020-1
2.610%, 02/25/2050(2)	3,058,369	3,031,685
Vivint Solar Financing 2020-7 LLC
2.210%, 07/31/2051(2)	1,873,631	1,696,779
3.220%, 07/31/2051(2)	947,194	870,298
Wells Fargo Commercial Mortgage Trust 2021-FCMT
1.597% (1 Month LIBOR USD +
1.200%), 05/15/2031(2)	1,000,000	990,190
XCAL 2019-IL-1 Mortgage Trust A
4.400% (1 Month LIBOR USD +
2.250%), 11/15/2022(2)	2,000,000	2,000,913
XCALI 2020-2 Mortgage Trust
4.050% (1 Month LIBOR USD +
2.000%), 02/15/2023(2)	2,000,000	1,999,028
Total Mortgage Backed Securities
(Cost $46,541,772)		45,817,112

See accompanying Notes to Financial Statements.

8	Ecofin

2022 Semi-Annual Report | March 31, 2022

Schedule of Investments (unaudited) (continued)
March 31, 2022

	Principal Amount	Fair Value
Municipal Bonds — 68.2%(1)
Arizona — 24.9%(1)
Arizona Industrial Development Authority
(Obligor: Windsong Senior Living)
0.000%, 12/01/2023(2)(4)(5)	$5,480,000	$5,348,645
Arizona Industrial Development Authority
(Obligor: Dove Mountain Senior Living)
6.400%, 02/01/2026(2)	21,660,000	21,475,240
Arizona Industrial Development Authority
(Obligor: Dove Mountain Senior Living)
9.650%, 02/01/2026(2)	3,095,000	3,069,466
La Paz County Industrial Development Authority
(Obligor: Pioneer Academy)
7.783%, 01/01/2026(3)(6)	19,435,000	19,094,887
		48,988,238
California — 0.4%(1)
El Monte Calif Public Financing Authority
3.850%, 06/01/2038	895,000	872,392
Colorado — 2.5%(1)
Colorado Educational & Cultural Facilities Authority
(Obligor: Ability Connection Colorado)
7.500%, 12/15/2030(2)	5,350,000	4,866,467
Florida — 13.1%(1)
Capital Trust Agency Inc.
(Obligor: Championship Academy of Distinction
West Broward — Series 2018 A)
0.000%, 11/15/2025(2)(4)(6)(7)	8,425,000	5,118,187
Capital Trust Agency Inc.
(Obligor: Championship Academy of Distinction
West Broward — Series 2018 B)
0.000%, 11/15/2025(2)(4)(6)(7)	8,250,000	4,846,875
Capital Trust Agency Inc.
(Obligor: Championship Charter School I — Series A)
0.000%, 11/15/2025(2)(4)(6)(7)	485,000	294,638
Capital Trust Agency Inc.
(Obligor: Championship Charter School I — Series B)
0.000%, 11/15/2025(2)(4)(6)(7)	550,000	323,125
Florida Development Finance Corp.
(Obligor: The Athenian Academy)
3.832%, 07/01/2049(2)(6)	15,925,000	15,168,563
		25,751,388
Texas — 1.4%(1)
New Hope Cultural Education Facilities Finance Corp.
(Obligor: Bridgemoor)
0.000%, 12/01/2053(2)(4)(5)	5,000,000	2,762,500
Virginia — 0.1%(1)
Fairfax County Industrial Development Authority
(Obligor: Inova Health System Obligated Group)
4.000%, 05/15/2022	280,000	281,053
Wisconsin — 25.8%(1)
Public Finance Authority
(Obligor: Gardens of Savannah — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	80,000	41,744
Public Finance Authority
(Obligor: Landings of Douglas — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	75,000	63,938
Public Finance Authority
(Obligor: Landings of Columbus — Series C)
0.000%, 01/01/2024(4)(5)(7)	1,055,000	738,078
Public Finance Authority
(Obligor: Landings of Columbus — Series D)
0.000%, 01/01/2024(4)(5)(7)	80,000	55,968
Public Finance Authority
(Obligor: Landings of Gainesville — Series C)
0.000%, 01/01/2024(4)(5)(7)	1,020,000	408,204
Public Finance Authority
(Obligor: Landings of Gainsville — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	80,000	32,016
Public Finance Authority
(Obligor: Landings of Douglas — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	1,255,000	710,079
Public Finance Authority
(Obligor: Gardens of Waterford — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	75,000	42,435
Public Finance Authority
(Obligor: Gardens of Rome — Series C)
0.000%, 01/01/2024(4)(5)(7)	1,630,000	843,036
Public Finance Authority
(Obligor: Gardens of Rome — Series D)
0.000%, 01/01/2024(4)(5)(7)	70,000	36,204
Public Finance Authority
(Obligor: Gardens of Savannah — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	1,065,000	555,717
Public Finance Authority
(Obligor: Gardens of Waterford — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	1,185,000	1,010,212
Public Finance Authority
(Obligor: Gardens of Social Circle — Series C)
0.000%, 01/01/2024(2)(4)(5)(7)	2,030,000	888,937
Public Finance Authority
(Obligor: Gardens of Social Circle — Series D)
0.000%, 01/01/2024(2)(4)(5)(7)	65,000	28,463
Public Finance Authority
(Obligor: Montage Living Obligation Group)
4.000%, 02/01/2024(6)	10,980,000	9,909,450
Public Finance Authority
(Obligor: Montage Living Obligation Group)
4.000%, 02/01/2024(6)	5,060,000	4,566,650
Public Finance Authority
(Obligor: Montage Living Obligation Group)
4.000%, 02/01/2024(6)	5,520,000	4,981,800

See accompanying Notes to Financial Statements.

Ecofin	9

Schedule of Investments (unaudited) (continued)
March 31, 2022

	Principal	Fair
	Amount	Value
Wisconsin (continued)
Public Finance Authority
(Obligor: Gardens of Montgomery — Series B)
0.000%, 01/01/2029(2)(4)(5)(7)	$29,000	$22,402
Public Finance Authority
(Obligor: Landings of Montgomery — Series C)
0.000%, 01/01/2029(2)(4)(5)(7)	1,955,000	1,510,238
Public Finance Authority
(Obligor: Landings of Montgomery — Series D)
0.000%, 01/01/2029(2)(4)(5)(7)	65,000	50,213
Public Finance Authority
(Obligor: Gardens of Montgomery — Series A)
0.000%, 01/01/2029(2)(4)(5)(7)	1,610,000	1,243,725
Public Finance Authority
(Obligor: Vonore Fiber Products LLC)
0.000%, 06/01/2029(2)(3)(4)(5)	10,520,000	10,546,300
Public Finance Authority
(Obligor: St. James Christian Academy)
8.750%, 10/01/2029(2)	4,560,000	4,477,373
Public Finance Authority
(Obligor: St. James Christian Academy)
12.000%, 10/01/2029(2)	400,000	399,644
Public Finance Authority
(Obligor: Fort Collins Montessori)
7.250%, 12/01/2029	6,155,000	6,208,979
Public Finance Authority
(Obligor: Telra Institute)
7.700%, 09/01/2031	1,485,000	1,344,668
		50,716,473
Total Municipal Bonds
(Cost $151,366,100)		134,238,511

Short Term Investments — 4.6%(1)
Illinois — 0.0%(1)
University of Illinois
Weekly VRDN and Put,
0.480%, 10/01/2026(3)	100,000	100,000
New York — 0.1%(1)
New York City Housing Development Corp.
Weekly VRDN and Put,
0.400%, 04/15/2035(3)	200,000	200,000
Texas — 0.6%(1)
Tarrant County Cultural Education Facilities Finance Corp.
(Obligor: CHRISTUS Health Obligated Group)
Weekly VRDN and Put,
0.500%, 07/01/2047(3)	1,220,000	1,220,000
Virginia — 0.1%(1)
Loudoun County Economic Development Authority
(Obligor: Howard Hughes Medical Institute)
Weekly VRDN and Put,
0.500%, 02/15/2038(3)	150,000	150,000
Money Market Fund — 3.8%(1)
First American Government Obligations Fund, Class X,
0.191%(8)	7,446,053	7,446,053
Total Short Term Investments
(Cost $9,116,053)		9,116,053

Total Investments — 99.2%(1)
(Cost $213,235,082)		195,285,828
Other Assets in Excess of Liabilities, Net — 0.8%(1)		1,508,568
Total Net Assets — 100.0%(1)		$196,794,396

(1)	Calculated as a percentage of net assets.
(2)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” With the exception of securities in default or forbearance, these securities are determined to be liquid by the Adviser. As of March 31, 2022, the value of these investments were $134,617,249 or 68.4% of total net assets.
(3)	Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The rate shown is the rate in effect as of March 31, 2022.
(4)	Non-income producing security.
(5)	Security in default at March 31, 2022, the value of these investments were $26,939,054 or 13.7% of total net assets.
(6)	Security in forebearance at March 31, 2022.
(7)	Value determined using significant unobservable inputs. See Note 2 to the financial statements for further disclosure..
(8)	Seven-day yield as of March 31, 2022.

See accompanying Notes to Financial Statements.

10	Ecofin

2022 Semi-Annual Report | March 31, 2022

Statement of Assets & Liabilities (unaudited)
March 31, 2022

Assets:
Investments, at fair value (cost $213,235,082)	$195,285,828
Cash	10,511
Interest receivable from investments	3,607,012
Receivable for capital shares sold	30,419
Prepaid expenses and other assets	30,556
Total assets	198,964,326
Liabilities:
Payable to Adviser	716,131
Payable for custody fees	1,033
Payable for transfer agent fees & expenses	23,025
Distributions payable	1,164,602
Accrued expenses	265,139
Total liabilities	2,169,930
Net Assets	$196,794,396

Net Assets Applicable to Common Stockholders Consist of:
Capital Stock, $0.001 par value; 20,653,465 shares issued and outstanding (1,000,000,000 shares authorized)	$20,653
Additional paid-in capital	208,682,294
Total accumulated loss	(11,908,551)
Net Assets applicable to common stockholders	$196,794,396

Net Asset Value per common share outstanding (net assets applicable to common stockholders,
divided by common shares outstanding)	$9.53

See accompanying Notes to Financial Statements.

Ecofin	11

Statement of Operations (unaudited)
Period from October 1, 2021 to March 31, 2022

Investment Income:
Interest income	$5,807,747
Expenses:
Advisory fees (See Note 4)	1,419,226
Legal fees	52,105
Shareholder communication fees	2,167
Fund administration and accounting fees (See Note 4)	45,440
Director fees	48,286
Transfer agent fees and expenses (See Note 4)	28,102
Audit and tax fees	26,916
Registration fees	8,064
Interest expenses	69,973
Other	29,411
Custody fees (See Note 4)	5,784
Total expenses before reimbursement/recoupment	1,735,474
Add: expense recoupment by Adviser (See Note 4)	165,216
Less: fees waived by Adviser (See Note 4)	(144,627)
Net expenses	1,756,063
Net Investment Income	4,051,684
Realized and Unrealized Gain on Investments
Net realized gain on investments	6,753,143
Net change in unrealized depreciation of investments	(5,615,164)
Net Realized and Unrealized Gain on Investments	1,137,979
Net Increase in Net Assets Resulting from Operations	$5,189,663

See accompanying Notes to Financial Statements

12	Ecofin

2022 Semi-Annual Report | March 31, 2022

Statement of Changes in Net Assets

	Period from	Year Ended
	October 1, 2021	September 30,
	to March 31, 2022	2021
	(unaudited)
Operations
Net investment income	$4,051,684	$7,358,544
Net realized gain on investments	6,753,143	1,531,513
Net change in unrealized depreciation of investments	(5,615,164)	(3,697,721)
Net increase in net assets resulting from operations	5,189,663	5,192,336
Capital Share Transactions
Proceeds from shares sold	6,742,923	28,445,881
Proceeds from reinvestment of distributions	2,996,072	3,236,092
Payments for shares redeemed	(22,589,160)	(63,780,845)
Decrease in net assets resulting from capital share transactions	(12,850,165)	(32,098,872)
Distributions to Shareholders
From distributable earnings	(4,116,674)	(9,441,805)
Total Decrease in Net Assets	(11,777,176)	(36,348,341)
Net Assets
Beginning of period	208,571,572	244,919,913
End of period	$196,794,396	$208,571,572

Transactions in Shares:
Shares sold	702,710	2,996,445
Shares issued to holders in reinvestment of dividends	310,952	341,362
Shares redeemed	(2,352,663)	(6,734,102)
Decrease in Institutional Class shares outstanding	(1,339,001)	(3,396,295)

See accompanying Notes to Financial Statements.

Ecofin	13

Statement of Cash Flows (unaudited)
Period from October 1, 2021 to March 31, 2022

Cash Flows From Operating Activities
Interest received from investments	$4,589,086
Purchases of long-term investments	(1,843,900)
Proceeds from sales of long-term investments	44,490,567
Proceeds from sales of short-term investments, net	(2,284,532)
Operating expenses paid	(1,718,147)
Net cash provided by operating activities	43,233,074
Cash Flows From Financing Activities
Issuance of common stock	6,762,486
Redemption of common stock	(22,589,160)
Proceeds from repurchase agreements, net	(26,404,695)
Distributions paid to common stockholders	(1,277,569)
Net cash used in financing activities	(43,508,938)
Net change in cash	(275,864)
Cash--beginning of year	286,375
Cash--end of year	$10,511

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities
Net increase in net assets resulting from operations	$5,189,663
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(1,843,900)
Proceeds from sales of long-term investments	44,490,567
Proceeds from sales of short-term investments, net	(2,284,532)
Net unrealized depreciation of investments	5,615,164
Accretion of market discount, net	(301,728)
Net realized gain on investments	(6,753,143)
Changes in operating assets and liabilities:
Increase in interest receivable from investments	(916,933)
Decrease in prepaid expenses and other assets	54,149
Increase in payable to Adviser, net of fees waived	148,477
Decrease in accrued expenses and other liabilities	(164,710)
Total adjustments	38,043,411
Net cash provided by operating activities	$43,233,074

Non-Cash Financing Activities
Reinvestment of distributions in additional common shares	$2,996,072

See accompanying Notes to Financial Statements.

14	Ecofin

2022 Semi-Annual Report | March 31, 2022

Financial Highlights

					Period from
	Period Ended	Year Ended	Year Ended	Year Ended	March 26, 2018(1)
	March 31,	September 30,	September 30,	September 30,	to September 30,
	2022	2021	2020	2019	2018
	(unaudited)
Per Common Share Data
Net asset value, beginning of period	$9.48	$9.65	$9.99	$9.98	$10.00
Investment operations:
Net investment income	0.19	0.37	0.47	0.46	0.16
Net realized and unrealized gain (loss) on investments	0.05	(0.15)	(0.33)	0.01	(0.09)
Total from investment operations	0.24	0.22	0.14	0.47	0.07
Less distributions from:
Net investment income	(0.19)	(0.37)	(0.48)	(0.46)	(0.09)
Net realized gains	—	(0.02)	—	—	—
Total distributions	(0.19)	(0.39)	(0.48)	(0.46)	(0.09)
Net asset value, end of period	$9.53	$9.48	$9.65	$9.99	$9.98

Total Return(2)	2.14%	2.38%	1.55%	4.78%	1.11%

Supplemental Data and Ratios
Net assets, end of period (in 000's)	$196,794	$208,572	$244,920	$225,748	$70,847
Ratio of expenses to average net assets:
Before expense waiver/recoupment/reimbursement(3)	1.51%	1.72%	1.55%	1.95%	5.93%
After expense waiver/recoupment/reimbursement(3)	1.53%	1.51%	1.40%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before expense waiver/recoupment/reimbursement(3)	3.77%	3.03%	4.84%	3.97%	(1.35)%
After expense waiver/recoupment/reimbursement(3)	3.75%	3.23%	4.99%	4.42%	3.07%
Portfolio turnover rate(2)	1%	24%	50%	25%	160%

(1)	Commencement of operations.
(2)	Not annualized for period less than one year.
(3)	Annualized for period less than one year.

See accompanying Notes to Financial Statements.

Ecofin	15

Notes to Financial Statements (unaudited)
March 31, 2022

1. Organization

Ecofin Tax-Advantaged Social Impact Fund, Inc. (the “Fund”), was organized as a Maryland corporation on December 8, 2017, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 26, 2018. The Fund continuously offers shares of Institutional Class I Common Stock (the “Common Shares” or “Class I Shares”).

The Fund seeks to generate attractive total return with an emphasis on tax-advantaged income. “Tax-Advantaged” income is income that by statute or structuring of a security is in part, or in whole, tax-reduced, tax-deferred or tax-free with respect to federal, state or municipal taxes.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value (“NAV”), reduced by any applicable repurchase fee. Subject to applicable law and approval of the Fund’s Board of Directors, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, which is the minimum amount permitted. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their shares back to the Fund. The Fund’s shares are not listed on any securities exchange and there is no secondary trading market for its shares. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% per Rule 23c-3(b)(5) of the 1940 Act.

For the period ended March 31, 2022, the Fund engaged in the following repurchase offers:

	Repurchase Offer Amount
Repurchase	(as a percentage of	Number of Shares	Percentage of Outstanding
Request Deadline	outstanding shares)	Repurchased	Shares Tendered
November 5, 2021	5.0%	1,109,347	5.0%
February 4, 2022	5.0%	1,079,468	5.0%

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A. Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation — The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.
Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Fixed income securities, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. These securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

16	Ecofin

2022 Semi-Annual Report | March 31, 2022

Notes to Financial Statements (unaudited) (continued)

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2022:

	Level 1	Level 2	Level 3	Total
Corporate Notes	$—	$5,614,152	$500,000	$6,114,152
Mortgage-Backed Securities	—	45,817,112	—	45,817,112
Municipal Bonds	—	115,374,077	18,864,434	134,238,511
Short Term Investments	7,446,053	1,670,000	—	9,116,053
Total Investments	$7,446,053	$168,475,341	$19,364,434	$195,285,828

The following tables presents assets measured at fair value on a reoccurring basis using significant unobservable inputs (Level 3) for the period ended March 31, 2022:

						Net change in unrealized
				Change in		depreciation from
	Balance –	Transfers	Accretion/	unrealized	Balance –	investments still held
	beginning of year	into Level 3	(Amortization)	depreciation	end of year	as of 3/31/2022
Corporate Note	$—	$500,000	$—	$—	$500,000	$—
Municipal Bonds	$26,838,608	$—	$52,834	$(1,298,729)	$25,592,713	$(1,298,729)

Assets at	Valuation	Unobservable		Impact to valuation
Fair Value	Technique	Input	Range	from increase to input*
Municipal Bonds	Asset Approach	Discount Rate	0–35%	Decrease
Municipal Bonds	Asset Approach	Appraisal Value	$1,690,000– 7,900,000	Increase

*	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.

Transfers between levels are recognized at the end of the reporting period. During the period ended March 31, 2022, the Fund recognized no transfers between levels.

C. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income are recorded on the ex-dividend date.

D. Distributions to Stockholders — Distributions from the Fund’s net investment income are accrued daily and paid quarterly. Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income (including tax-exempt income reduced by certain disallowed expenses) each year both to avoid federal income tax and excise tax. If the Fund’s ability to make distributions on its common stock is limited, such limitations could, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment Fund (“RIC”), which would have adverse consequences for its stockholders.

E. Federal Income Taxation — The Fund intends to be treated and to qualify each year as a RIC under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. To qualify as a RIC, the Fund is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Fund is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

F. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Ecofin	17

Notes to Financial Statements (unaudited) (continued)

3. Risks and Uncertainties

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in Municipal-Related Securities. The Fund considers a security or obligation to be a Municipal-Related Security if it is issued (i) for projects in the social infrastructure sector (defined below) or (ii) by or on behalf of governmental entities or other qualifying issuers of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The “social infrastructure sector” includes assets and services that accommodate essential social services related to education, healthcare, housing, human service providers and social services. Such assets and services may include, but not be limited to, primary, secondary and post-secondary education facilities; hospitals and other healthcare facilities; seniors, student, affordable, military and other housing facilities; industrial/infrastructure and utility projects; and nonprofit and civic facilities. The Fund may also invest up to 20% of its total assets in each of the following: (i) securities guaranteed by the U.S. government, its agencies, instrumentalities or sponsored entities, (ii) equity investments in other companies, including exchange-traded funds and (iii) non-Municipal-Related Securities.

The outbreak of the novel coronavirus (“COVID-19”) in many countries continues to adversely impact global commercial activity, and has contributed to significant volatility in financial markets. The global impact of the outbreak has been rapidly evolving, and as cases of the virus have continued to be identified in additional countries, many countries have reacted by instituting quarantines and restrictions on travel. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19. Nevertheless, COVID-19 presents material uncertainty and risk with respect to our portfolio and financial results.

In February 2022, a number of countries (including the US, UK and EU) imposed sanctions against certain entities and individuals in Russia as a result of the official recognition of the Donetsk People Republic and Lugansk People Republic by the Russian Federation. Announcements of potential additional sanctions have been made following military operations initiated by Russia against the Ukraine on February 24, 2022. The situation has driven a sharp increase in volatility across markets and has the potential to adversely impact global economies. Although neither the Fund’s performance nor operations have been significantly impacted by the above, the situation nevertheless presents uncertainty and risk with respect to financial results.

4. Agreements and Affiliations

The Fund has an agreement with Tortoise Capital Advisors, LLC (the “Adviser”) to provide for investment advisory services to the Fund. Under the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a quarterly basis, annual compensation in an amount equal to 1.25% of the daily “Managed Assets” of the Fund. “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares).

Effective September 4, 2020, the Adviser appointed Ecofin Advisors, LLC (the “Sub-Adviser”) as the Sub-Adviser to the Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of certain allocated assets within the Fund. The Adviser will pay the Sub-Adviser a fee on an annual basis of 1.05% of the daily Managed Assets allocated to the Sub-Adviser.

Pursuant to an Expense Limitation and Reimbursement Agreement, through February 28, 2023, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.25% of Managed Assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.25% of Managed Assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within the three-year period after the Adviser bears the expense; provided, however, that the Adviser may recapture a Specified Expense in the same year it is incurred. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and certain offering costs, with the exception of (i) the management fee, (ii) any distribution fee, (iii) brokerage costs, (iv) distribution/interest payments (including any distribution payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (v) taxes, and (vi) extraordinary expenses (as determined in the sole discretion of the Adviser). During the period ended March 31, 2022, the Adviser recouped expenses of $165,216 relating to previously waived fees for the Fund. Reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
September 30, 2022	$663,232
September 30, 2023	$119,919
September 30, 2024	$164,732
September 30, 2025	$144,627

U.S. Bank Global Fund Services, LLC (“USBGFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended March 31, 2022 are disclosed in the Statement of Operations.

18	Ecofin

2022 Semi-Annual Report | March 31, 2022

Notes to Financial Statements (unaudited) (continued)

The Fund has established a line of credit (“LOC”) in the amount of $12,000,000. Borrowings under the LOC are charged an interest rate equal to the greater of (i) prime rate minus 1.00% and (ii) 0.00%. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the period ended March 31, 2022, the Fund had no borrowings and has no amount outstanding on the LOC.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

5. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended March 31, 2022, were as follows:

	Purchases	Sales
Mortgage Backed Securities	$1,200,000	$9,725,547
Municipal Bonds	643,900	29,628,112

6. Federal Tax Information

For the year ended September 30, 2021, the Fund’s most recently completed fiscal year end, the cost basis for investments and the components of accumulated gains for federal income tax purposes were as follows:

Cost of investments	$246,548,893
Gross unrealized appreciation	1,661,634
Gross unrealized depreciation	(13,995,726)
Net unrealized appreciation/(depreciation)	(12,334,092)
Undistributed ordinary income(1)	71,277
Undistributed long-term capital gain	—
Total distributable earnings	71,277
Other temporary differences	(718,725)
Other accumulated losses	—
Total accumulated gains/(losses)	$(12,981,540)

(1)	Undistributed short-term capital gain included in ordinary income.

During the period ended March 31, 2022, the Fund paid $4,116,674 in distributions to shareholders.

For the year ended September 30, 2021, and September 30, 2020, the Fund paid the following distributions to shareholders (adjusted by dividends payable):

	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
Ordinary Income(2)	$2,966,679	$1,875,164
Tax-Exempt Income(3)	$6,234,967	$10,172,233
Long-Term Capital Gains	$403,081	$—

(2)	For Federal Income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions
(3)	Designated as exempt per IRC Sec 852(b)(5).

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. There were no such reclassifications made for the year ended September 30, 2021.

Ecofin	19

Notes to Financial Statements (unaudited) (continued)

7. Borrowing

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive the principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

As of March 31, 2022, there were no reverse repurchase agreements outstanding in the Fund.

8. Subsequent Events

On March 31, 2022, the Fund issued a repurchase offer with a repurchase request deadline of May 6, 2022. On May 6, 2022, 1,038,869 shares were repurchased at the net asset value per share of $9.48.

The Fund has performed an evaluation of subsequent events through the date the statement of assets and liabilities was issued and has determined that no additional items require recognition or disclosure

20	Ecofin

2022 Semi-Annual Report | March 31, 2022

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. In addition, the Fund’s Part of Form N-PORT is available without charge upon request by calling the Adviser at (866) 362-9331 or through the Adviser’s website at www.tortoiseecofin.com.

Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2021 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseecofin.com; and (ii) on the SEC’s Web site at www.sec.gov.

Approval of the Investment Advisory Agreement and the Sub-Advisory Agreement
In approving the renewal of the investment advisory agreement and the investment sub-advisory agreement, the directors, including the directors who are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Directors”), received extensive data and information from the Adviser concerning the Fund and the services provided to it by the Adviser under the Advisory Agreement (as defined below), including information regarding the fees payable by other funds for similar services, and the services provided by Ecofin Advisors, LLC (“Ecofin” or the “Sub-Adviser”) under the Sub-Advisory Agreement (as defined below).

Factors Considered
The Board, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Board’s consideration of the investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”) and the investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”) included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser and the Sub-Adviser; (2) the investment performance of the Fund and the Adviser and the Sub-Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of stockholders of the Fund. In determining whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative; individual directors may have evaluated the information presented differently from one another, giving different weights to various factors.

Nature, Extent and Quality of Services Provided. The Board considered information regarding the history, qualification and background of the Adviser and the individuals at the Sub-Adviser, primarily responsible for the portfolio management of the Fund. In addition, the Board reviewed the quality of the Adviser’s services provided with respect to regulatory compliance and oversight of the Sub-Adviser with respect to compliance with the investment policies of the Fund; the nature and quality of the supervisory and administrative services that the Adviser is responsible for providing to or providing for the Fund; the unique and complex nature of the Fund’s investment program in the registered fund space; conditions that might affect the Adviser’s ability to provide high-quality services to the Fund in the future under the Advisory Agreement, including the Adviser’s financial condition and operational stability; the Sub-Adviser’s ability to provide high-quality services in the future under the Sub-Advisory Agreement; and the Adviser’s oversight of the Sub-Adviser in providing investment management of the Fund’s portfolio. Additionally, the Board considered the operational support and oversight provided by the Adviser’s personnel in connection with the Fund’s repurchase offers. The Board discussed the relevant experience and qualifications of the personnel who provide advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Board, including the Independent Directors, concluded that the Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, including the oversight of investment services provided by the Sub-Adviser, and that the nature and the quality of such services supported the approval of the continuation of the Advisory Agreement. Further, the Board, including the Independent Directors, concluded that the Sub-Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Sub-Advisory Agreement and that the nature and the quality of such services supported the approval of the continuation of the Sub-Advisory Agreement.

Ecofin	21

Additional Information (unaudited) (continued)

Investment Performance of the Fund and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed information pertaining to the performance of the Fund. These data compared the Fund’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Fund, that the Adviser deemed to be relevant from a qualitative standpoint by taking characteristics such as tenure and industry perception into account, and with regard to management fees and expenses, by capturing a list of interval funds and selected funds from the high and low end of the spectrum. The comparative information showed that the performance of the Fund is satisfactory on an overall basis compared to other similar funds for various periods despite certain periods of lower relative performance against applicable comparable funds. The Independent Directors also considered discussions with the Adviser regarding the Fund’s performance plan and strategy, and noted the Sub-Adviser implemented certain portfolio management changes in 2021. The Independent Directors also noted that the Adviser and Sub-Adviser were committed to providing the resources necessary to assist the Fund’s portfolio managers and to continue to improve Fund performance. The Adviser and the Independent Directors discussed the performance of specific investments, including investments made before and after the change in portfolio management. Based on its review, the Board was satisfied with the Fund’s performance since the changes that were effective in 2021 and management’s efforts to continue to improve the Fund’s performance going forward. Based upon their review and also considering market conditions and volatility, the Independent Directors concluded that the Fund’s performance has been reasonable based on the Fund’s strategy and compared to other comparable funds and that the Fund has generated reasonable returns for investors. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no comparable accounts for performance purposes.

In assessing the reasonableness of the Fund’s fees under the Advisory Agreement, the Board considered, among other information, the Fund’s management fee as a percentage of total managed assets and its total gross operating expense ratio (calculated as a percentage of net assets and excluding interest expense, and before the application of expense limitation) and net operating expense ratio compared to those of comparable funds. The Board considered the Adviser’s explanation that there are very few, if any, funds that follow investment strategies similar to that of the Fund due to the unique nature of the Fund’s investment strategy among registered funds as well as its structure as an interval fund, thus making it difficult to identify appropriate peer group for the Fund. The Independent Directors also took note that the Fund, as a closed-end interval fund, differs from an exchange-traded closed-end fund, including with respect to the level of attention and resources required in day-to-day management and oversight, because, among other differences, an interval fund is continuously offered and conducts periodic repurchase offers, which requires management of asset inflows and outflows that generally do not apply to exchange-traded closed-end funds.

The Board also considered the management fee (based on total managed assets) charged by the Adviser to other Tortoise funds to the management fee of the Fund. The Independent Directors noted that the management fee paid by the Fund is higher than the management fees paid by the other Tortoise funds, but noted the uniqueness of the Fund’s strategy and were advised by the Adviser that there are additional challenges in managing a closed-end interval fund such as the Fund, such as those associated with being continuously offered, managing daily inflows of stockholder subscriptions, and the proposed quarterly repurchases of shares of common stock. The Board also considered that the Adviser pays the fee to the Sub-Adviser under the Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the Fund, and that the Fund incurs no additional expense as a result of such sub- advisory services.

The Board also noted that the Adviser had entered into and proposed to renew an Expense Limitation Agreement with the Fund, pursuant to which the Adviser agreed to reimburse the Fund, to the extent that certain specified expenses exceed 0.25% of the Fund’s managed assets. It was noted that the Fund’s estimated total expense ratio calculated as a percentage of common share net assets (excluding interest expense) after giving effect to the Expense Limitation Agreement is lower than the average total expense ratios of the competitor funds.

In addition to advisory services, including oversight of the Sub-Adviser, the Independent Directors considered the quality of the administrative and other non-investment advisory services provided to the Fund. The Adviser provides the Fund with certain services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Independent Directors also reviewed information received from the Adviser and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and the Advisers Act and their applicability to the Fund, including the Fund’s Code of Ethics.

The Adviser provided detailed information concerning its expected cost of providing services to the Fund, its projected profitability in managing the Fund, its overall profitability, and its financial condition. The Independent Directors reviewed the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to provide services under the Advisory Agreement, and the reasonableness of the management fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers.

22	Ecofin

2022 Semi-Annual Report | March 31, 2022

Additional Information (unaudited) (continued)

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser and the Sub-Adviser. The information provided to the Independent Directors discussed the significant differences in scope of services to be provided to the Fund and provided to the Adviser’s other clients. The Independent Directors considered the fee comparisons in light of the different services provided in managing these other types of clients. The Independent Directors considered and evaluated the information they received comparing the Fund’s contractual annual management fee and overall expenses with a peer group of comparable funds determined by the Adviser as described above.

The Independent Directors concluded that the fees (including the management fee) and expenses that the Fund will be paying under the Advisory Agreement, as well as the operating expense ratios of the Fund, are reasonable given the quality of services to be provided under the Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Fund grows, such as through breakpoints in the management fee, and whether fee levels reflect any economies of scale for the benefit of the Fund’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall, and the Board and the Adviser determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser on the one hand and stockholders of the Fund on the other.

Collateral Benefits Derived by the Adviser. Additionally, the Board considered so-called “fall- out benefits” to the Adviser, such as reputational value derived from serving as investment manager to the Fund. They concluded that the Adviser generally does not directly use the Fund’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Board, including the Independent Directors, did not, with respect to their deliberations concerning their approval of the continuation of the Advisory Agreement or Sub-Advisory Agreement, consider the benefits the Adviser or Sub-Adviser may derive from relationships the Adviser or Sub-Adviser may have with brokers through soft dollar arrangements because neither the Adviser nor the Sub-Adviser employ any third party soft dollar arrangements in rendering its advisory services to the Fund. The Adviser or Sub-Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, the Adviser and Sub-Adviser have no arrangements or understandings with such brokers regarding receipt of research in return for commissions. Neither the Adviser nor the Sub-Adviser considers this research when selecting brokers to execute transactions on behalf of the Fund and does not put a specific value on unsolicited research, nor attempt to estimate and allocate the relative costs or benefits among clients.

Conclusions of the Directors
After reviewing and considering these and other factors described herein, the Board, including the Independent Directors, concluded within the context of their overall conclusions regarding the Advisory Agreement and based on information provided and related representations made by the Adviser, that they were satisfied that fees payable under the Advisory Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Adviser, as the case may be, and that, based on the information provided by the Adviser and taking into account the various assumptions made, the profitability of the Adviser did not appear to be excessive under the Advisory Agreement. The Board determined that the terms of the Sub-advisory Agreement are and continue to be, fair and reasonable, and that the continuation of the Sub-Advisory Agreement is in the best interests of the Fund. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board, including the Independent Directors, unanimously concluded that the approval of the continuation of each of the Advisory Agreement and the Sub-Advisory Agreement was in the interest of the Fund and its stockholders and should each be approved for a period of one-year from December 31, 2021.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s website at www.sec.gov.

Ecofin	23

Additional Information (unaudited) (continued)

Privacy Notice
The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

24	Ecofin

Board of Directors
Gary Henson
Tortoise
Conrad S. Ciccotello
Independent
Allen R. Strain
Independent
John G. Woolway
Independent

Investment Adviser
Tortoise Capital Advisors, LLC
6363 College Boulevard, Suite 100A
Overland Park, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bank Global Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
111 E. Kilbourn Ave. Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Legal Counsel
Simpson Thacher & Bartlett LLP
900 G. Street, N.W.
Washington, D.C. 20001

1-855-822-3863

This report should be accompanied or preceded
by a prospectus.

6363 College Boulevard
Overland Park, KS 66211

www.EcofinInvest.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no new portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1	0	0	0	0
10/1/21-10/31/21
Month #2	0	0	0	0
11/1/21-11/30/21
Month #3	0	0	0	0
12/1/21-12/31/21
Month #4	0	0	0	0
1/1/22-1/31/22
Month #5	0	0	0	0
2/1/22-2/28/22
Month #6	0	0	0	0
3/1/22-3/31/22
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, and its Principal Financial Officer and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ecofin Tax-Advantaged Social Impact Fund, Inc.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date	June 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date	June 8, 2022

By (Signature and Title)	/s/ Courtney Gengler
Courtney Gengler, Principal Financial Officer and Treasurer

Date	June 8, 2022